SCHEDULE OF SERIES PORTFOLIOS OF SPDR® INDEX SHARES FUNDS

Dated: January 31, 2026

Fund
State Street® SPDR® Dow Jones® Global Real Estate ETF (formerly, SPDR® Dow Jones® Global Real Estate ETF)

State Street® SPDR® Dow Jones® International Real Estate ETF (formerly, SPDR® Dow Jones® International Real Estate ETF)

State Street® SPDR® EURO STOXX 50® ETF (formerly, SPDR® EURO STOXX 50® ETF)

State Street® SPDR® MSCI ACWI Climate Paris Aligned ETF (formerly, SPDR® MSCI ACWI Climate Paris Aligned ETF)

State Street® SPDR® MSCI ACWI ex-US ETF (formerly, SPDR® MSCI ACWI ex-US ETF)

State Street® SPDR® MSCI EAFE Fossil Fuel Reserves Free ETF (formerly, SPDR® MSCI EAFE Fossil Fuel Reserves Free ETF)

State Street® SPDR® MSCI EAFE StrategicFactorsSM ETF (formerly, SPDR® MSCI EAFE StrategicFactorsSM ETF)

State Street® SPDR® MSCI Emerging Markets Fossil Fuel Reserves Free ETF (formerly, SPDR® MSCI Emerging Markets Fossil Fuel Reserves Free ETF)

State Street® SPDR® MSCI Emerging Markets StrategicFactorsSM ETF (formerly, SPDR® MSCI Emerging Markets StrategicFactorsSM ETF)

State Street® SPDR® MSCI World StrategicFactorsSM ETF (formerly, SPDR® MSCI World StrategicFactorsSM ETF)

State Street® SPDR® Portfolio Developed World ex-US ETF (formerly, SPDR® Portfolio Developed World ex-US ETF)

State Street® SPDR® Portfolio Emerging Markets ETF (formerly, SPDR® Portfolio Emerging Markets ETF)

State Street® SPDR® Portfolio MSCI Global Stock Market ETF (formerly, SPDR® Portfolio MSCI Global Stock Market ETF)

State Street® SPDR® Portfolio Europe ETF (formerly, SPDR® Portfolio Europe ETF)

State Street® SPDR® S&P® China ETF (formerly, SPDR® S&P® China ETF)

State Street® SPDR® S&P® Emerging Asia Pacific ETF (formerly, SPDR® S&P® Emerging Asia Pacific ETF)

State Street® SPDR® S&P Emerging Markets Dividend ETF (formerly, SPDR® S&P Emerging Markets Dividend ETF)

State Street® SPDR® S&P Emerging Markets ex-China ETF (formerly, SPDR® S&P Emerging Markets ex-China ETF)

State Street® SPDR® S&P® Emerging Markets Small Cap ETF (formerly, SPDR® S&P® Emerging Markets Small Cap ETF)

State Street® SPDR® S&P® Global Dividend ETF (formerly, SPDR® S&P® Global Dividend ETF)

State Street® SPDR® S&P® Global Infrastructure ETF (formerly, SPDR® S&P® Global Infrastructure ETF)

State Street® SPDR® S&P® Global Natural Resources ETF (formerly, SPDR® S&P® Global Natural Resources ETF)

Fund
State Street® SPDR® S&P® International Dividend ETF (formerly, SPDR® S&P® International Dividend ETF)

State Street® SPDR® S&P® International Small Cap ETF (formerly, SPDR® S&P® International Small Cap ETF)

State Street® SPDR® S&P® North American Natural Resources ETF (formerly, SPDR® S&P North American Natural Resources ETF)